Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Atlas Minerals Inc. (the “Company”) on Form 10-KSB for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gerald E. Davis, President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:   /s/ Gerald E. Davis
        Gerald E. Davis
        President and Chief Financial Officer

Date: April 14, 2004

A signed original of this written statement required by Section 906 has been provided to Atlas Minerals Inc. and will be retained by Atlas Minerals Inc. and furnished to the Securities and Exchange Commission or its staff upon request.